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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 ---------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)   MAY 28, 1996
                                                 -------------------------------


                                 AMRE, INC.
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             (Exact Name of Registrant as Specified in Charter)


         DELAWARE                  1-9632                        75-2041737
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(State or Other Jurisdiction     (Commission                   (IRS Employer
     of Incorporation)           File Number)
Identification No.)


8585 N. STEMMONS FREEWAY, SOUTH TOWER, DALLAS, TX                          75247
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including are code:   (214) 658-6300
                                                   -----------------------------

                                     N/A
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        (Former Name or Former Address, if Changed Since Last Report)
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         All references herein to the Information Statement/Prospectus refer to the Joint Proxy Statement/Prospectus dated April 24, 1996 (the "Information Statement Prospectus") of AMRE, Inc., a Delaware corporation ("AMRE"), and Congressional Construction Corporation, a Virginia corporation
("Congressional") which is incorporated herein by reference to Exhibit 99.1. With respect to each contract, agreement or other document referred to herein, and filed with the Securities and Exchange Commission as an exhibit to this report, reference is made to the exhibit for a more complete description of the matter involved, and each such statement shall be deemed qualified in its entirety by such reference.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Shareholder Approval of the Merger Agreement and Consummation of the Merger.

         At a special shareholders' meeting held on May 28, 1996, the Congressional shareholders approved that certain Agreement and Plan of Merger, dated as of December 30, 1995, as amended (the "Merger Agreement"), by and among AMRE, AMRE-Congressional Acquisition, Inc., a wholly owned subsidiary of AMRE ("Merger Sub") and Congressional, pursuant to which Merger Sub was merged with and into Congressional (the "Merger"). The Merger became effective on May 28, 1996 (the "Effective Time") when a Certificate of Merger was issued by the Virginia Corporation Commission. See the sections entitled "Summary - The Special Meeting"; "-The Merger and the Merger Agreement"; "Special Factors"; and "The Merger Agreement"; in the Information Statement/Prospectus, which sections are incorporated herein by reference in their entirety.

         Conversion of Congressional Common Stock.

         Pursuant to the terms of the Merger Agreement, each outstanding share of Congressional $1.00 par value common stock (the "Congressional Common Stock"), at the Effective Time and thereafter, with no action on the part of the holder thereof, was converted into 601.2 shares of AMRE's $0.01 par value common stock (the "AMRE Common Stock") and each outstanding share of Congressional convertible preferred stock without par value (the "Congressional Preferred Stock"), at the Effective Time and thereafter, with no action on the part of the holder thereof, was converted into 857.14 shares of AMRE Common Stock . Based on the number of shares of Congressional Common Stock and Congressional Preferred Stock outstanding on May 28, 1996, approximately 900,000 shares of AMRE Common Stock in the aggregate were issued to holders of Congressional Common Stock and Congressional Preferred Stock.

         See the sections entitled "Summary - The Merger and the Merger Agreement"; "Special Factors" and "The Merger Agreement" in the Joint Proxy Statement/Prospectus, which sections are incorporated herein by reference in their entirety.

         The preceding description of the Merger and the consummation thereof is not complete and is qualified in its entirety by (i) the full text of the Merger Agreement, a copy of which is incorporated herein by reference to
Exhibit 2.1 hereto, and (ii) the Joint Proxy Statement/Prospectus.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following information is incorporated herein by reference to the Information Statement/Prospectus.

         (a)     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                 (1) It is impracticable to provide the required financial statements at the time this report on Form 8-K is filed. Such financial statements will be filed with an amendment to this report as soon as practicable.

         (b)     PRO FORMA FINANCIAL INFORMATION

                 (1)              Not applicable.

         (c)     EXHIBITS

                 2.1 Agreement and Plan of Merger dated as of December 30, 1995, among AMRE, Inc., AMRE-Congressional Acquisition, Inc., a Delaware corporation, Congressional Construction, a Virginia corporation, together with all exhibits thereto (incorporated by reference to the Information Statement/Prospectus filed herewith as an exhibit is incorporated herein by reference).

                 99.1 Information Statement/Prospectus of AMRE and Congressional incorporated by reference to AMRE's Registration Statement on Form S-4, as amended (registration number 333-02627), of which the Information Statement/Prospectus is a part.

                *99.2             Press Release issued by AMRE on May 28, 1996.



         * Filed herewith.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto.

                                        AMRE, INC.



Date:  June 11, 1996                    By: /s/ John H. Karnes, Jr.
                                            ------------------------------------
                                            John Karnes, Jr.
                                            Vice President, General Counsel and
                                            Corporate Secretary
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                                 EXHIBIT INDEX

Exhibit
  No.                     Description
- ------                    -----------
2.1                       Agreement and Plan of Merger dated as of December 30, 1995, among AMRE, Inc., AMRE-
                          Congressional Acquisition, Inc., a Delaware corporation, Congressional Construction, a Virginia corporation, together with all exhibits thereto (incorporated by reference to the Information
                          Statement/Prospectus filed herewith as an exhibit is incorporated herein by reference).

99.1                      Information Statement/Prospectus of AMRE and Congressional incorporated by reference to AMRE's
                          Registration Statement on Form S-4, as amended (registration number 333-02627), of which the
                          Information Statement/Prospectus is a part.

*99.2                     Press Release issued by AMRE on May 28, 1996.



* Filed herewith.